UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

February 16, 2018

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On February 16, 2018, Lennar Corporation, a Delaware corporation (the “Company”), completed its previously announced offers (the “Exchange Offers”) to exchange any and all validly tendered and accepted 8.375% Senior Notes due 2018 (the “CalAtlantic 8.375% Notes due 2018”), 6.625% Senior Notes due 2020 (the “CalAtlantic 6.625% Notes”), 8.375% Senior Notes due 2021 (the “CalAtlantic 8.375% Notes due 2021”), 6.25% Senior Notes due 2021 (the “CalAtlantic 6.25% Notes”), 5.375% Senior Notes due 2022 (the “CalAtlantic 5.375% Notes”), 5.875% Senior Notes due 2024 (the “CalAtlantic 5.875% Notes”), 5.25% Senior Notes due 2026 (the “CalAtlantic 5.25% Notes”) and 5.00% Senior Notes due 2027(the “CalAtlantic 5.00% Notes”) (collectively, the “CalAtlantic Notes”) issued by CalAtlantic Group, Inc. (“CalAtlantic”), for New Lennar Notes (as defined below) issued by the Company and cash, and the related consent solicitations (the “Consent Solicitations”) made by the Company on behalf of CalAtlantic to adopt certain proposed amendments to the respective indentures governing the CalAtlantic Notes, as described below.

The Exchange Offers and Consent Solicitations expired as of 12:01 a.m., New York City time, on February 16, 2018. The final settlement of the Exchange Offers and Consent Solicitations took place on February 20, 2018 (the “Settlement Date”).

Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the CalAtlantic Notes set forth below were tendered and subsequently accepted and retired on the Settlement Date in the Exchange Offers and Consent Solicitations:

(i) $485,627,000 aggregate principal amount of CalAtlantic 8.375% Notes due 2018;

(ii) $267,708,000 aggregate principal amount of CalAtlantic 6.625% Notes;

(iii) $397,611,000 aggregate principal amount of CalAtlantic 8.375% Notes due 2021;

(iv) $291,966,000 aggregate principal amount of CalAtlantic 6.25% Notes;

(v) $240,808,000 aggregate principal amount of CalAtlantic 5.375% Notes;

(vi) $421,443,000 aggregate principal amount of CalAtlantic 5.875% Notes;

(vii) $395,535,000 aggregate principal amount of CalAtlantic 5.25% Notes; and

(viii) $347,343,000 aggregate principal amount of CalAtlantic 5.00% Notes.

Set forth below are the amounts remaining outstanding under the CalAtlantic Notes following such retirement:

(i) $89,373,000 aggregate principal amount of CalAtlantic 8.375% Notes due 2018;

(ii) $32,292,000 aggregate principal amount of CalAtlantic 6.625% Notes;

(iii) $2,389,000 aggregate principal amount of CalAtlantic 8.375% Notes due 2021;

(iv) $8,034,000 aggregate principal amount of CalAtlantic 6.25% Notes;

(v) $9,192,000 aggregate principal amount of CalAtlantic 5.375% Notes;

(vi) $3,557,000 aggregate principal amount of CalAtlantic 5.875% Notes;

(vii) $4,465,000 aggregate principal amount of CalAtlantic 5.25% Notes; and

(viii) $2,657,000 aggregate principal amount of CalAtlantic 5.00% Notes.

Prior to settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the proposed amendments with respect to each series of CalAtlantic Notes, CalAtlantic entered into supplemental indentures (the “Supplemental Indentures”), between CalAtlantic, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee with respect each series of the CalAtlantic Notes. Each Supplemental Indenture was effective upon its execution and became operative on the settlement date of the related Exchange Offer and amended the applicable base indenture to eliminate certain covenants, restrictive provisions and events of default from such indenture.

A copy of the press release announcing the completion of the Exchange Offers and Consent Solicitations is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference as if set forth in full.

In connection with the settlement of the Exchange Offers and Consent Solicitations, in exchange for the validly tendered and accepted CalAtlantic Notes, the Company (x) issued (i) $485,626,000 aggregate principal amount of new 8.375% Senior Notes due May 15, 2018 (the “New Lennar 2018 Notes”) pursuant to an indenture, dated as of February 20, 2018 (the “New Lennar 2018 Notes Indenture”), (ii) $267,708,000 aggregate principal amount of new 6.625% Senior Notes due May 1, 2020 (the “New Lennar 2020 Notes”) pursuant to an indenture, dated as of February 20, 2018 (the “New Lennar 2020 Notes Indenture”), (iii) $397,610,000 aggregate principal amount of new 8.375% Senior Notes due January 15, 2021 (the “New Lennar 8.375% 2021 Notes”) pursuant to an indenture, dated as of February 20, 2018 (the “New Lennar 8.375 2021 Notes Indenture”), (iv) $291,965,000 aggregate principal amount of new 6.25% Senior Notes due December 15, 2021 (the “New Lennar 6.25% 2021 Notes”) pursuant to an indenture, dated as of February 20, 2018 (the “New Lennar 6.25% 2021 Notes Indenture”), (v) $240,805,000 aggregate principal amount of new 5.375% Senior Notes due October 1, 2022 (the “New Lennar 2022 Notes”) pursuant to an indenture, dated as of February 20, 2018 (the “New Lennar 2022 Notes Indenture”), (vi) $421,441,000 aggregate principal amount of new 5.875% Senior Notes due November 15, 2024 (the “New Lennar 2024 Notes”) pursuant to an indenture, dated as of February 20, 2018 (the “New Lennar 2024 Notes Indenture”), (vii) $395,535,000 aggregate principal amount of new 5.25% Senior Notes due June 1, 2026 (the “New Lennar 2026 Notes”) pursuant to an indenture, dated as of February 20, 2018 (the “New Lennar 2026 Notes Indenture”) and (viii) $347,343,000 aggregate principal amount of new 5.00% Senior Notes due June 15, 2027 (the “New Lennar 2027 Notes” and, together with the senior notes referred to in clauses (i) through (vii), the “New Lennar Notes”) pursuant to an indenture, dated as of February 20, 2018 (the “New Lennar 2027 Notes Indenture” and, together with the indentures referred to in clauses (i) through (vii), the “New Lennar Indentures”) and (y) made a payment of cash in lieu of principal amounts of Lennar notes for principal amounts not in integral multiples of $1,000.

The New Lennar Notes were issued in exchange for the CalAtlantic Notes in reliance upon exemptions from, or in transactions not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”).

The New Lennar Notes were offered for exchange, and were issued, only (1) to qualified institutional buyers as defined in Rule 144A under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and (2) outside the United States to persons other than U.S. persons (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act. The New Lennar Notes may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Each series of New Lennar Notes is governed by the applicable New Lennar Indenture, by and among the Company, a number of its subsidiaries as guarantors and The Bank of New York Mellon, as trustee (the “Trustee”). The New Lennar 2018 Notes will mature (subject to earlier redemption or repurchase) on May 15, 2018, and will bear interest at a rate per annum equal to 8.375%, which interest will be payable on May 15, 2018. The New Lennar 2020 Notes will mature (subject to earlier redemption or repurchase) on May 1, 2020, and will bear interest at a rate per annum equal to 6.625%, which interest will be payable semi-annually on May 1 and November 1 of each year. The New Lennar 8.375% 2021 Notes will mature (subject to earlier redemption or repurchase) on January 15, 2021, and will bear interest at a rate per annum equal to 8.375%, which interest is payable semi-annually on January 15 and July 15 of each year. The New Lennar 6.25% 2021 Notes will mature (subject to earlier redemption or repurchase) on December 15, 2021, and will bear interest at a rate per annum equal to 6.25%, which interest is payable semi-annually on June 15 and December 15 of each year. The New Lennar 2022 Notes will mature (subject to earlier redemption or repurchase) on October 1, 2022, and will bear interest at a rate per annum of 5.375%, which interest is payable semi-annually on April 1 and October 1 of each year. The New Lennar 2024 Notes will mature (subject to earlier redemption or repurchase) on November 15, 2024, and will bear interest at a rate per annum of 5.875%, which interest is payable semi-annually on May 15 and November 15 of each year. The New Lennar 2026 Notes will mature (subject to earlier redemption or repurchase) on June 1, 2026, and will bear interest at a rate per annum of 5.25%, which interest is payable semi-annually on June 1 and December 1 of each year. The New Lennar 2027 Notes will mature (subject to earlier redemption or repurchase) on June 15, 2027, and will bear interest at a rate per annum of 5.00%, which interest is payable semi-annually on June 15 and December 15 of each year. Each series of New Lennar Notes is guaranteed by most, but not all, of the Company’s subsidiaries, but the guarantee by particular subsidiaries may be suspended or terminated under some circumstances pursuant to the applicable New Lennar Indenture.

The above description of the New Lennar Notes and the New Lennar Indentures is qualified in its entirety by reference to the full text of each of the New Lennar 2018 Notes Indenture, the New Lennar 2020 Notes Indenture, the New Lennar 8.375% 2021 Notes Indenture, the New Lennar 6.25% 2021 Notes Indenture, the New Lennar 2022 Notes Indenture, the New Lennar 2024 Notes Indenture, New Lennar 2026 Notes Indenture and the New Lennar 2027 Notes Indenture (including, in each case, the forms of New Lennar Notes included therein), copies of which are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7 and Exhibit 4.8 respectively.

On February 20, 2018, Lennar entered into a registration rights agreement (the “Registration Rights Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as dealer managers, in connection with the issuance of the New Lennar Notes, pursuant to which the Company agreed, among other things, to file an exchange offer registration statement with regard to the New Lennar Notes with the Securities and Exchange Commission.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.9 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

4.1	Indenture, dated as of February 20, 2018, among Lennar Corporation, each of the guarantors identified therein and The Bank of New York Mellon, as trustee, governing the 8.375% Senior Notes due May 15, 2018 (including the forms of 8.375% Senior Notes due May 15, 2018).

4.2	Indenture, dated as of February 20, 2018, among Lennar Corporation, each of the guarantors identified therein and The Bank of New York Mellon, as trustee, governing the 6.625% Senior Notes due May 1, 2020 (including the forms of 6.625% Senior Notes due May 1, 2020).

4.3	Indenture, dated as of February 20, 2018, among Lennar Corporation, each of the guarantors identified therein and The Bank of New York Mellon, as trustee, governing the 8.375% Senior Notes due January 15, 2021 (including the forms of 8.375% Senior Notes due January 15, 2021).

4.4	Indenture, dated as of February 20, 2018, among Lennar Corporation, each of the guarantors identified therein and The Bank of New York Mellon, as trustee, governing the 6.25% Senior Notes due December 15, 2021 (including the forms of 6.25% Senior Notes due December 15, 2021).

4.5	Indenture, dated as of February 20, 2018, among Lennar Corporation, each of the guarantors identified therein and The Bank of New York Mellon, as trustee, governing the 5.375% Senior Notes due October 1, 2022 (including the forms of 5.375% Senior Notes due October 1, 2022).

4.6	Indenture, dated as of February 20, 2018, among Lennar Corporation, each of the guarantors identified therein and The Bank of New York Mellon, as trustee, governing the 5.875% Senior Notes due November 15, 2024 (including the forms of 5.875% Senior Notes due November 15, 2024).

4.7	Indenture, dated as of February 20, 2018, among Lennar Corporation, each of the guarantors identified therein and The Bank of New York Mellon, as trustee, governing the 5.25% Senior Notes due June 1, 2026 (including the forms of 5.25% Senior Notes due June 1, 2026).

4.8	Indenture, dated as of February 20, 2018, among Lennar Corporation, each of the guarantors identified therein and The Bank of New York Mellon, as trustee, governing the 5.00% Senior Notes due June 15, 2027 (including the forms of 5.00% Senior Notes due June 15, 2027).

4.9	Registration Rights Agreement, dated as of February 20, 2018, among the Company, each of the guarantors identified therein, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC.

99.1	Press Release, dated February 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2018	Lennar Corporation

	By:	/s/ Bruce Gross
	Name:	Bruce Gross
	Title:	Vice President and Chief Financial Officer